UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2013

ENERGIZER RESOURCES INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation)	000-51151 (Commission File Number)	20-0803515 (IRS Employer Identification No.)

520 – 141 Adelaide St. W., Toronto, Ontario, Canada (Address of Principal Executive Offices )	M5H 3L5 (Zip Code)

Registrant’s telephone number, including area code:   (416) 364-4911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", the “Company" refer to Energizer Resources Inc., a Minnesota corporation.

Item 4.01. Changes in Registrant’s Certifying Accountant

On May 13, 2013, the Company received notice that, effective June 1, 2013, MSCM LLP (“MSCM”) the Company’s independent registered public accountants, merged with MNP LLP (“MNP”). Most of the professional staff of MSCM continued with MNP either as employees or partners of MNP and will continue their practice with MNP.

On May 31, 2013, the Company’s Board of Directors approved the appointment of MNP as MSCM’s successor to continue as the Company’s independent registered public accountant for the fiscal year ending June 30, 2013.

The reports of MSCM on the financial statements of the Company for the fiscal years ended June 30, 2008 through the fiscal year ended June 30, 2012 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except which that the financial statements included an explanatory paragraph as to the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended June 30, 2008 through the fiscal year ended June 30, 2012 and the subsequent interim period through May 31, 2013, the date on which the Company’s Audit Committee approved the engagement of MNP and MSCM ceased being the Company’s auditors, there were no disagreements between the Company and MSCM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MSCM, would have caused MSCM to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s financial statements. During the Company’s past fiscal years ended June 30, 2012 and June 30, 2011 and the interim period through the approval of the engagement of MNP, MSCM did not advise the Company of any of the matters specified in Item 304(a)(1)(v) of Regulation S-K.

During the period preceding the engagement of MNP, the Company had no consultations with MNP regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K.

The Company provided MSCM with a copy of this report on Form 8-K in accordance with Item 304(a) of Regulation S-K prior to its filing with the Securities and Exchange Commission and requested that MSCM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from MSCM filed as Exhibit 16.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

16.1     Letter of MSCM LLP, dated June 3, 2013, regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2013	Energizer Resources Inc.

	By:	/s/ Peter D. Liabotis
Peter D. Liabotis
Senior Vice President & Chief Financial Officer

May 31, 2013

Office of the Chief Accountant

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Dear Sirs:

We have read the statements included under Item 4.01 in the Form 8-K dated June 1, 2013 of Energizer Resources Inc. to be filed with the Securities and Exchange Commission and we agree with such statements as they relate to our firm.

Yours truly,

/s/ MSCM LLP

MSCM LLP